UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2023

APPLE HOSPITALITY REIT, INC.

(Exact name of Registrant as Specified in Its Charter)

Virginia	001-37389	26-1379210
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

814 East Main Street
Richmond, Virginia		23219
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 804 344-8121

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	APLE	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Apple Hospitality REIT, Inc. (which is referred to below as the “Company”) is filing this report in accordance with Items 8.01 and 9.01 of Form 8-K.

Item 8.01. Other Events.

The Company is filing as Exhibit 99.1 (which is incorporated by reference herein) a description of the material U.S. federal income tax considerations relating to the Company’s qualification and taxation as a real estate investment trust, or REIT, and the ownership and disposition of the Company’s common shares. The description contained in Exhibit 99.1 to this Form 8-K replaces and supersedes prior descriptions of the U.S. federal income tax treatment of the Company and its securityholders to the extent that they are inconsistent with the description contained in this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Material U.S. Federal Income Tax Considerations
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple Hospitality REIT, Inc.

By:	/s/ Justin G. Knight
Justin G. Knight
Chief Executive Officer

February 21, 2023